FEDERATED LIMITED TERM FUND

         CLASS A SHARES
         CLASS F SHARES

FEDERATED LIMITED TERM MUNICIPAL FUND

         CLASS A SHARES

FEDERATED STRATEGIC INCOME FUND

         CLASS A SHARES
         CLASS B SHARES
         CLASS C SHARES
         CLASS F SHARES

 (Portfolios of Fixed Income Securities, Inc.)


SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 31, 1997

Effective August 1, 1997, the program allowing an exemption from the front-end sales charge for purchases of Class A Shares of the Funds with proceeds from redemptions of unaffiliated investment companies (the "NAV Exchange Program") will be discontinued. Please delete all references to the NAV Exchange Program where they appear in the Funds' prospectuses. Of course, other exemptions from the sales charge may apply. See the sections entitled "Eliminating the Sales Charge" (Federated Limited Term Fund and Federated Limited Term Municipal
Fund), and "Reducing or Eliminating the Sales Charge" (Federated Strategic Income Fund).

Also, effective August 1, 1997, Federated Strategic Income Fund will declare its dividend monthly. Dividends will continue to be payable monthly.

With respect to the Federated Limited Term Fund, please delete the first and second paragraphs of the section entitled "Portfolio Managers' Background" on page 22 of the Class A Shares prospectus and the third and fourth paragraphs of the section entitled "Adviser's Background" on page 22 of the Class F Shares prospectus, and replace them with the following:

     "Randall S. Bauer has been the Fund's portfolio manager since October 1995. Mr. Bauer joined Federated Investors in 1989 and has been a Vice President of the Fund's investment adviser since January 1994. Prior to this, Mr. Bauer served as an Assistant Vice President of the Fund's investment adviser. Mr. Bauer was an Assistant Vice President of the International Banking Division at Pittsburgh National Bank from 1982 until 1989. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University.

     Robert K. Kinsey has been the Fund's portfolio manager since July 1997. Mr. Kinsey joined Federated in 1995 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's adviser since March 1997. From 1992 to 1995, he served as a Portfolio Manager for Harris Investment Management Co., Inc. Mr.

Kinsey received his M.B.A. in Finance from U.C.L.A."

                                                             July 30, 1997

[GRAPHIC OMITTED]

        Cusip 338319106 Cusip 338319304 Cusip 338319403 Cusip
        338319700 Cusip 338319866 Cusip 338319809 Cusip 338319882
        G00138-07 (7/97)